FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2002 (July 24, 2002)

Trimble Navigation Limited
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-18645
(Commission File Number)

94-2802192
(IRS Employer I.D. No.)

645 N. Mary Ave. Sunnyvale, CA
(Address of principal executive offices)

94088
(Zip Code)
Registrant’s telephone number, including area code: (408) 481-8000

Item 5.	Other Events.

On July 24, 2002, Trimble Navigation Limited, a California corporation, announced financial results for the quarter ended June 28, 2002. A copy of the press release dated July 24, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Text of Company Press Release dated July 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE NAVIGATION LIMITED
a California corporation

Dated: July 24, 2002	By:	/S/ MARY ELLEN GENOVESE

Mary Ellen Genovese
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number Description

99.1	Text of Company Press Release dated July 24, 2002.